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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 21, 2000

IMH ASSETS CORP. (as depositor under a Series 2000-2 Indenture, dated as of November 27, 2000, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2000-2)



                                IMH ASSETS CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              CALIFORNIA              333-60707               33-0705301
        ----------------------        ---------            ----------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
           of Incorporation)         File Number)         Identification No.)



           1401 Dove Street
        Newport Beach, California                    92660
        -------------------------                  ---------
         (Address of Principal                    (Zip Code)
          Executive Offices)



      Registrant's telephone number, including area code, is (949) 475-3600

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Item 5.  Other Events.
         ------------

         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the years in the three year period ended December 31, 1999, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 2000; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2000 and for the periods ending September 30, 2000 and September 30, 1999 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2000 (which was filed with the Securities and Exchange Commission on November 13, 2000), are hereby incorporated by reference in this Current Report on Form 8-K and in the registration statement and shall be deemed to be a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                      Item 601(a) of
                      Regulation S-K
Exhibit No.           Exhibit No.        Description
-----------           -----------        -----------

1                     23                 Consent of KPMG LLP,
                                         independent auditors of
                                         Ambac Assurance Corporation
                                         and subsidiaries with respect
                                         to the IMH Assets Corp.
                                         Collateralized Asset-Backed
                                         Bonds, Series 2000-2


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     IMH ASSETS CORP.


                                     By: /s/ Lisa Duehring
                                         ---------------------
                                     Name:   Lisa Duehring
                                     Title:  Vice President


Dated: November 21, 2000


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                                  EXHIBIT INDEX


                  Item 601(a) of                                  Sequentially
Exhibit           Regulation S-K                                  Numbered
Number            Exhibit No.             Description             Page
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1                  23                     Accountants' Consent      6

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